GAUCHO GROUP

HOLDINGS, INC.

(NASDAQ:VINO)

ALGODON FINE WINES — SAN RAFAEL, MENDOZA

ALGODON MANSION — BUENOS AIRES

ALGODON WINE ESTATES — PRIVATE ESTANCIAS

ALGODON WINE ESTATES — WELLNESS RESORT

GAUCHO — BUENOS AIRES

GOAL — GAUCHO OPEN ASSET LENDING





ALGODON
PIMA


GAUCHO GROUP HOLDINGS, INC.

INVESTOR PRESENTATION

JULY 2024




ALGODON
ARGENTINA
MALBEC
BONARDA

FORWARD LOOKING STATEMENTS

- This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: "anticipate," "believe," "project," "expect," likely," "may," "should," "will" and similar references to future periods.
-
- Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:
-

- Public health crises, epidemics and pandemics such as the COVID-19 pandemic
- The extent of the impact of theCOVID-19 Pandemic, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, and the extent of the impact of the COVID-19 pandemic on overall demand for our services and products
- Local, regional, national and international economic conditions that have deteriorated as a result of the COVID-19 pandemic, including the risks of a global recession or a recession in one or more of our key markets, the impact of these economic conditions may have on us and our customers and our assessment of that impact.
- The impact of the COVID-19 pandemic on our supplies, including disruptions and inefficiencies in the supply chain.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward looking statement whether as a result of new information, future developments or otherwise, except as required by law.

This presentation includes information supplied from sources we believe to be reliable but we cannot guarantee accuracy.

P.R.O.

PESSIMISTIC | REALISTIC | OPTIMISTIC


GAUCHO

GAUCHO
GROUP
HOLDINGS, INC.

Our Mission

We seek to become the LVMH ("Louis Vuitton Moet Hennessy") of South America, becoming a global luxury goods & experiences company.



SIGNATURE ASSETS

LUXURY LIFESTYLE BRANDS

We seek to become the LVMH ("Louis Vuitton Moet Hennessy") of South America,
by becoming a global luxury goods & experiences company.


ALGODON
FINE WINES


ALGODON
WINE ESTATES
PRIVATE ESTANCIAS


GAUCHO
BUENOS AIRES


GAUCHO
DEVELOPMENT, SRL


ALGODON
MANSION
BUENOS AIRES


ALGODON
WINE ESTATES
WELLNESS RESORT


GAUCHO CASA
BUENOS AIRES


GOAL

OVERVIEW

Gaucho Group Holdings, Inc. is a rapidly growing, e-commerce driven holding company, with a concentration on luxury real estate, leather goods and accessories, and using fine wines as our ambassador.

Symbol	VINO
Exchange	NASDAQ
Stock Price (a/o 07/11/24)	$6.40
Market Capitalization	~ $5.7 Million
Shares Outstanding	890,000
Shares in the Float	460,000

We are home to six exceptional brands rooted in complementary experiential luxury lifestyle sectors.

We seek to become a world class provider of luxury brands and e-commerce, including hospitality and experiential projects such as a 4,138 acre Luxury Vineyard Real Estate development, Luxury Boutique Hotels, e-commerce Leather Accessories, Fashion, and Home Décor and e-commerce Fine Wines.

REAL ESTATE ASSETS

More than $50 Million in assets.

DEVALUATION OF THE PESO

TAKING ADVANTAGE OF THE DEVALUED PESO'S EFFECT ON BUSINESS AND TOURISM

PRODUCTION, EXPORTS AND TOURISM

- By producing wine and other goods in Argentina, we pay for manufacturing and labor in pesos
- We can sell to consumers at a favorable exchange rate in USD to the U.S. and the world
- Tourists can spend more money at hotels, restaurants and other attractions with a favorable exchange rate

ADVANTAGES OF PESO DEVALUATION:

- LOWER (COGS) COST OF GOODS SOLD
- LOWER OVERHEAD & LABOR
- INCREASED MARGINS ON EXPORTS
- INCREASED TOURISM FROM NEIGHBORING BRAZIL AS WELL AS FROM THE U.S. AND E.U.

THE NEW ARGENTINA

Newly elected President Javier Milei

PRESS RELEASE

MIAMI, FL / MAY 07, 2024

GAUCHO GROUP HOLDINGS, INC. SUPPORTS STRONG INVESTMENT IN ARGENTINA FOLLOWING ENDORSEMENTS FROM GLOBAL LEADERS

Recent Positive Remarks from Elon Musk and Javier Milei Bolster Confidence in Investment Opportunities at Milken Institute's Global Conference

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.



PRESS RELEASE

MIAMI, FL / JUNE 18, 2024

GAUCHO HOLDINGS WELCOMES LEGISLATIVE VICTORY WITH ARGENTINA'S SENATE APPROVAL OF KEY REFORM BILLS

Milei's Economic Reforms Expected to Positively Impact Business Sector and Real Estate Values

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.





PRESS RELEASE

MIAMI, FL / NOVEMBER 30, 2023

GAUCHO HOLDINGS WELCOMES DOUG CASEY AS LEAD BUSINESS ADVISOR, BOLSTERING ARGENTINA INVESTMENT STRATEGY

Renowned Author and Speculator to Guide Company's Growth in the Wake of Argentina's Opportunistic Economic Shift

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.



"It could be the most dramatic thing that's happened politically since at least World War II. Anywhere. Why? Because he's an AnCap libertarian who'd like to abolish the State—or come as close as possible. If he's elected in October, he'll make every move possible to eliminate—not just reduce—as many government departments as possible [and] as quickly as possible. And most people seem oblivious to it."

- Doug Casey on the future of Argentina

PRESS RELEASE

MIAMI, FL / APRIL 22, 2024

ARGENTINA'S NATO BID MAY PAVE THE WAY FOR ECONOMIC GROWTH, WITH POTENTIAL ADVANTAGES FOR GAUCHO GROUP HOLDINGS, INC.

Company Anticipates Stability and Growth to Positively Impact Real Estate Sector

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.



PRESS RELEASE

MIAMI, FL / MAY 30, 2024

GAUCHO HOLDINGS EXPANDS WITH GAUCHO OPEN ASSET LENDING DIVISION

New Fintech Financing Arm "GOAL" May Expand Beyond Company Assets, Disrupting Traditional Lending in Argentina

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.


GOAL
GAUCHO OPEN ASSET LENDING
Revolutionizing Mortgage Financing in Argentina


ALGODON
MANSION
BUENOS AIRES

PRESS RELEASE

MIAMI, FL / JULY 1, 2024

GAUCHO HOLDINGS ENGAGES RENOWNED ARCHITECT GERHARD HEUSCH TO LEAD RENOVATIONS AT ALGODON MANSION

Enhancements Include Addition of Showroom and Sales Office for Algodon's Vineyard Real Estate Project

GAUCHO
GROUP
HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.



PRESS RELEASE

MIAMI, FL / JULY 10, 2024

GAUCHO HOLDINGS UNVEILS EDUARDO HOFFMANN MASTERPIECES AT ALGODON MANSION

Iconic Buenos Aires Hotel Enriches Guest Experience with Acclaimed Argentine Art

GAUCHO
GROUP
HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.




ALGODON
WINE ESTATES
PRIVATE ESTANCIAS

GAUCHO GROUP

ASSET HIGHLIGHTS

- 4,138 Acre (1,675 Ha) - Unleveraged
- 550 Vineyard Estate Lots (over 2K Acres), with Vineyard, Mountain & Golf Course Views
- 0.5 To 7 Acres Per Lot, From USD 200k To 785k
- Company Would Retain Roughly 2,100 Acres
- Low Labor/Material Costs Due To Peso Devaluation
- Supporting Megatrends During Pandemic: Demand For Rural Real Estate
- Heirloom-quality Assets At Fraction Of Cost Of Properties In Napa, Provence Or Tuscany
- Vineyards make some of the best wines in South America (internationally distributed)
- Property produces, olives, pears, apricots, quinces, plums, and walnuts
- Onsite award-winning hotel and restaurant
- 9-hole golf course (back 9 holes forthcoming) + 10 "Grand Slam" style tennis courts

ALGODON WINE ESTATES

(PRIVATE ESTANCIAS & VINEYARD VILLAS)


LuxuryTravelGuide
THE AMERICAS AWARDS



PRESS RELEASE

MIAMI, FL / MARCH 12, 2024

BLENDING LUXURY AND INVESTMENT: GAUCHO HOLDINGS INTRODUCES INNOVATIVE VINEYARD HOME RENTAL PROGRAM

Algodon Wine Estates Sets New Standards in Real Estate and Resort Living with Enhanced Website and Rental Offerings

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.



PRESS RELEASE

MIAMI, FL / NOVEMBER 21, 2023

GAUCHO GROUP HOLDINGS ANNOUNCES MAJOR ENHANCEMENT AT ALGODON WINE ESTATES WITH THIRD WATER WELL, BOOSTING PROPERTY VALUE

New Water Well and 3-Million-Liter Lagoon Elevate Property's Appeal, Sustainability, and Infrastructure, Increasing Real Estate Valuation

GAUCHO
GROUP
HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.


ALGODON
WINE ESTATES
PRIVATE ESTANCIAS

QUALITY, QUALITY, QUALITY


MICHELIN
GUIDE
ALGODON
WINE ESTATES
ALGODON
WINE ESTATES
ARGENTINA
PINOT NOIR

GAUCHO GROUP HOLDINGS, INC. RECEIVES APPROVAL FOR MASTERPLAN FOR ALGODON WINE ESTATES' 4,138 ACRE LUXURY WINE & WELLNESS DEVELOPMENT IN MENDOZA, ARGENTINA

Masterplan Includes 60-Room Ultra Luxury Hotel, 40 Branded Residences and 200 Additional Lots

"The company anticipates new lots sales could ultimately generate more than $100 million in revenues...the revenue potential from the hotel rooms and branded residences could generate an additional $25 million per year."


ALGODON
FINE WINES
SAN RAFAEL, MENDOZA

PRESS RELEASE

MIAMI, FL / MAY 14, 2024

GAUCHO HOLDINGS ANNOUNCES RECORD GROWTH IN ARGENTINE WINE MARKET

Company Sees a 217% Surge in Year-To-Date Sales, Driven by Robust Distribution Networks and E-commerce Growth

GAUCHO
GROUP
HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.


1946
WINEMAKER'S SELECTION 2018
RED BLEND
750 ml

ALGODON

FINE WINES

ACCOLADES


ALGODON
ALGODON
MALBEC
ALGODON
PIMA
ALGODON

2017 NEW YORK WORLD WINE AND SPIRITS COMPETITION

2014 Bonarda | Gold Medal
2014 Malbec | Bronze Medal
2011 Gran Cuvée | Bronze Medal
2011 PIMA | Bronze Medal
2012 Malbec Reserva | Bronze Medal

2017 GLOBAL MALBEC MASTERS

2012 Malbec | Silver Medal

2016 GLOBAL MALBEC MASTERS

2012 Malbec Reserva | Gold Medal

2014 WORLD ASSOCIATION OF WINE & SPIRIT WRITERS AND JOURNALISTS: TOP 100 WINES OF THE WORLD

2010 Bonarda | 12th Place,
Ranked World's Best Bonarda
2009 Malbec-Bonarda | 49th Place

2014 VII CONCURSO INTL. DE VINHOS DO BRASIL

2009 PIMA | Silver Medal
2009 Malbec-Bonarda | Silver Medal

2013 VINUS INTL. WINE & SPIRITS COMPETITION

2010 Bonarda | Gold Medal
2010 Malbec | Gold Medal
2009 Bonarda | Gold Medal
2009 Pinot Noir | Silver Medal

2013 INTL. WINE CHALLENGE U.K.

2010 Bonarda | Silver Medal
2010 Malbec | Commended
2009 Malbec-Bonarda | Commended

2013 VINANDINO INTL. WINE COMPETITION

2010 Malbec | Silver Medal
2009 Malbec-Bonarda | Silver Medal

2013 MEDITERRANEAN INTL. WINE & SPIRIT COMPETITION

2010 Bonarda | Gold Medal
2010 Malbec | Silver Medal

2013 VINALIES INTL. PARIS

2010 Malbec | Gold Medal
2010 Bonarda | Silver Medal

MARKET OPPORTUNITIES

GAUCHO GROUP HOLDINGS, INC

LUXURY LIFESTYLE BRANDS

- Argentina tourism industry is booming, with revenue records to be expected from 2024 onwards
- USD to ARS (Argentine Pesos) currency conversion makes Argentina an extremely favorable vacation for foreigners with USD, GBP, & and the EURO

- More than 38 million people in the USA (approx. 11% of the population) were wine e-commerce users as of 2023.
- E-commerce revenue of the wine market in the USA reached approx. $1.9B in 2023, and is forecast to continue increasing to around $2.6 B by 2029.

- Revenue in the Luxury Goods Market is projected to reach US$58.39bn in 2024
- The global market for Luxury Goods is expected to grow to $403B by 2027, a 15.5% increase

MARKET OPPORTUNITY

UNDER MILEI ADMINISTRATION

Dollarization:

- Stabilizes the economy, increases investor confidence.

Business-Friendly Policies:

- Simplifies regulations, attracts businesses.

Closer Western Ties:

- Expands trade, fosters cooperation.

Mortgages Reentering Market:

- Revitalizes the real estate sector.
- Provides more opportunities for home ownership and property investments.

Lower Inflation:

- Enhances purchasing power and savings.
- Encourages long-term investment and economic stability.

Untapped Resources:

- Lithium Triangle: Key for the electric vehicle market.
- Vaca Muerta: Major shale oil and gas reserves.

Agriculture:

- Growth potential, export opportunities.

CONTARIAN THESIS & BARRIERS TO ENTRY

THE ADVANTAGES OF BEING ESTABLISHED

There is a huge barrier to entry for ANYONE entering the Buenos Aires market now, but we have been there since 2007.

- Diversified portfolio
- All companies are built, up and running
- Synergies among our assets: joint resources allow us to streamline operations across platforms
- Supporting megatrends especially during the pandemic: strong demand of luxury goods, e-commerce, wine escape / hideaways
- Wine and leather accessories brands ready for GLOBAL scale
- Seasoned and experienced management team familiar with operating in the Argentine market


BUENOS AIRES

ALGODON

WINE ESTATES

PRIVATE ESTANCIAS

REAL ESTATE ACCOLADES

The New York Times

"DREAM HOMES FOR GOLFERS AND WINE LOVERS"

2021 Travellers' Choice Tripadvisor

CHEZ GASTON RESTAURANT
2021 TRAVELERS' CHOICE AWARD WINNER, AND IN THE TOP 10% OF RESTAURANTS WORLDWIDE.

LuxuryTravelGuide

AWARD WINNER
"VINEYARD OF THE YEAR" FOR SAN RAFAEL

CNN Money

"4 GREAT PLACES TO RETIRE: SAN RAFAEL, ARGENTINA"

Bloomberg TELEVISION

INTERNATIONAL PROPERTY AWARDS
IN ASSOCIATION WITH BLOOMBERG TELEVISION BEST MIXED USE DEVELOPMENT IN ARGENTINA

ARCHITECTURAL DIGEST

"HOTELS WITH SPECTACULAR GARDENS"

CUISINE&VINS

CUISINE & VINS MAGAZINE
BEST OF ARGENTINA AWARDS BEST REAL ESTATE DEVELOPMENT IN ARGENTINA

FROM WINE & SPIRTS, FASHION TO EXPERIENTIAL LUXURIES

GAUCHO GROUP HOLDINGS, INC

Experiences are defining today's luxury market, as even the top luxury goods conglomerates have become more known for embracing experiential luxuries such as hospitality, travel and leisure.

KERING	LVMH MOËT HENNESSY . LOUIS VUITTON	RICHEMONT
(PPRUY) **Market Cap:** **USD 43.46 Billion**	**(LVMUY)** **Market Cap:** **USD 400.76 Billion**	**(CFRHF)** **Market Cap:** **USD 94.39 Billion**

WORLD LUXURY STAGE

LUXURY LIFESTYLE BRANDS

GAUCHO GROUP HOLDINGS, INC

Lacking Widespread Global Presence

Buenos Aires lacks presence in the global luxury lifestyle market.

- The "Paris of South America"
- Ranks as the best city to live in Latin America
- Culturally vibrant, creative, entrepreneurial
- Fine art, fashion, & architecture
- World's best steak, tango & leather
- Highly educated population

LUXURY LIFESTYLE MARKETS

- Fine Wines
- Luxury Real Estate
- Leather Accessories & Fashion
- Home & Living
- Hospitality
- Olive Oil

Popular American Consumer Luxury Lifestyle Cities


MILAN
PARIS
TOKYO
NEW YORK
LONDON

GROWTH STRATEGY

GAUCHO GROUP HOLDINGS, INC

FOCUS ON E-COMMERCE:

- We are positioned to take advantage of e-commerce global growth
- In the first quarter 2024 (Jan-Mar) retail e-commerce sales in the USA hit over $289B, its highest quarterly revenue in history.
- U.S. spending up over 44% Y/Y

PESO DEVALUATION:

- We produce wines and other goods in Argentina = pay for manufacturing and labor in devalued peso
- We can then sell to global consumers at a favorable exchange rate
- Exchange rate impacts favorably on tourism, benefiting our hospitality assets.

SCALEABLE BUSINESS MODEL:

- Our existing brands are already built: the biggest path to execution is done
- Increase production of wines, home goods and leather goods
- Real estate appreciation + interest income on financed lots + maintenance income for each lot sold + develop global leads via e-commerce
- Potential partnership with global hospitality brands for future development

ACQUISITIONS:

- We seek to grow through acquisition by utilizing a "roll up strategy" to acquire additional luxury brands synergistic with our own to create long term value.

LEVERAGING E-COMMERCE

GAUCHO GROUP HOLDINGS, INC.



Algodon can now accept bitcoin as payment to purchase lots

- Bitcoin is a catalyst for growth of the consumer and demands of the future
- Real estate transactions are evolving especially due to Covid-19 and Bitcoin makes it easier to buy
- Bitcoin can expand our reach with millennials who primarily move with Bitcoin

COMPETITIVE ADVANTAGES

WHY US?

GAUCHO GROUP HOLDINGS, INC

Our companies are built, up and running.

- Buenos Aires positioned to become the new global luxury destination for a post Covid-19 world
- Huge barrier to entry for anyone entering the Buenos Aires market now
- We have been there since 2007

Our leather goods & accessories brand has a totally unique voice in the market:

- Draws on the cosmopolitan vibe of Buenos Aires and the spirit of traditional gaucho culture
- We are one of the only luxury fashion brands out of South America with the potential for global scale

Our wines have a unique story:

- We are introducing the world to Bonarda, "the new Malbec" and 2nd most widely planted grape in South America. We are one of the only wineries in the world producing high quality Bonarda varietals and blends.
- Our oldest vineyards were planted in 1946

Our luxury vineyard real estate project is incredibly unique.

- One of the last affordable places to purchase ample vineyard real estate in any leading World Wine Center
- Lots available for a fraction of the cost of comparable properties in Napa, Tuscany or Provence

PRESS RELEASE

MIAMI, FL / JULY 7, 2022

ARGENTINE LUXURY LEATHER GOODS, FASHION AND ACCESSORIES BRAND GAUCHO – BUENOS AIRES ANNOUNCES OPENING OF U.S. FLAGSHIP

Fashion, Lifestyle and Home Décor Brand Expands From E-commerce to Retail Storefront in Miami's Celebrated Design District

GAUCHO
GROUP
HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.


GAUCHO
BUENOS AIRES
GAUCHO

PRESS RELEASE

MIAMI, FL, APRIL 04, 2022

STORIED ARGENTINIAN FASHION BRAND GAUCHO – BUENOS AIRES DEBUTS **GAUCHO CASA HOME COLLECTION**

The Gaucho Casa collection includes tableware, lighting & décor and Gaucho knives using the highest-quality natural materials ethically sourced, embodying the rarefied heritage of Buenos Aires

GAUCHO
BUENOS AIRES

Source:
Gaucho - Buenos Aires


GAUCHO CASA
BUENOS AIRES

GAUCHO
BUENOS AIRES

NEW YORK FASHION WEEK 2026

We are thrilled to announce that Gaucho - Buenos Aires is set to unveil its Fall/Winter collection at New York Fashion Week 2026

We invite you all to join us for this spectacular showcase of style and innovation!



GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

CATALYSTS FOR GROWTH

KEY INITIATIVES & VALUE DRIVERS

- Acquired Additional Real Estate Assets in Argentina in Non-cash, All Stock Transaction to Increase Shareholder Equity Approximately $2.4 Million, Generating Positive Cash Flow
- Continue to Use Shares as a Currency to Accomplish a "Rollup" Strategy for Accretive Acquisitions

GAUCHO GROUP HOLDINGS, INC

GOAL
GAUCHO OPEN ASSET LENDING

CATALYSTS FOR GROWTH

KEY INITIATIVES & VALUE DRIVERS

- Innovative Financing Solutions: GOAL provides self-financed mortgages, filling a gap in Argentina's traditional lending market.
- Market Expansion Potential: Plans to disrupt the broader Argentine mortgage market, targeting millions in key urban centers with fintech solutions.
- Significant Revenue Opportunities: Projected vineyard estate sales could generate USD 80 - 100 million, plus interest income from mortgages.
- Strategic Economic Timing: Positioned to benefit from Argentina's economic stabilization and potential reintroduction of local mortgage lending.
- Diversification and Growth: Diversifies income streams, leveraging substantial real estate assets to support long-term growth and expansion.

ALGODON
WINE ESTATES
PRIVATE ESTANCIAS

GAUCHO GROUP

CATALYSTS FOR GROWTH

KEY INITIATIVES & VALUE DRIVERS

- Build out Masterplan Phase 2 with EDSA, potentially adding an additional 200 lots + 80-Room Ultra Luxury Hotel, 40 Branded Residences with POTENTIAL REVENUE GOALS of additional $100M + $25M/annually
- Received Approval for EDSA Masterplan From the Municipality of San Rafael
- Lot Sales profit margin = 75%
- Goal to sell 8 lots per quarter (averaging $150-200K per lot, at which rate we can potentially "sell out" all 350 lots in approx. 4 years
- Potential Partnership With Branded Luxury Name in Hospitality to Co-develop Boutique Hotel & Residences (Anticipating Hotel Signature and Approval of Project Once Hotel Plans Are Drawn)
- Since the estate is nearly completely unleveraged, company can self mortgage and collect significant interest income

ALGODON
WINE ESTATES
PRIVATE ESTANCIAS

GAUCHO GROUP

CATALYSTS FOR GROWTH

KEY INITIATIVES & VALUE DRIVERS

- Succeeded in Digging Two Water Wells and Recent Approval for Third of 6 Wells in Total
- Global Outreach to Brazil, U.S., EU, Asia
- Developing Global Leads via E-commerce
- Argentina Tourism Boom Due to Devalued Peso, Making It a Desirable Global Destination
- New Infrastructure including Winery/Wine Cave, Restaurant, Pool, Lodge/Casona, Bridges, Golf Carts, Wine Barrels and Sport Facilities All Upgraded During COVID Lockdown (All Paid For)
- Plans to Build an Artisanal Distillery Using Our Estate Grown Fruits
- Plans to Cultivate a 10-Hectare Truffle Forest Giving Our Guests and Homeowners More Unique Experiences

ALGODON HOTELS

GAUCHO GROUP

CATALYSTS FOR GROWTH

KEY INITIATIVES & VALUE DRIVERS

- Chez Gaston Restaurant at Algodon Wine Estates Wins 2021 TripAdvisor Travelers' Choice Award
- Argentina Is Anticipating Record Breaking Tourism Boom Due to Devalued Peso, Making It a Desirable Global Destination
- Algodon Mansion Re-Opening: COVID Lockdown Was an Opportunity to Further Develop and Upgrade All Aspects of the Mansion From the New Rooftop, Floors, Interior Décor and Many Other Improvements
- Used COVID Lockdown as an Opportunity to Further Develop and Upgrade All Aspects of Wellness Resort Including New 200 Seat Restaurant, Suite Amenities (Beds, Bathrooms, Flooring, Furniture and Décor), New Irrigation System for Golf Course, New Equipment for the Golf Pro Shop, New Signage, Repavement and Repainting of Tennis Courts, Reconstructed Pool, Completed Front Gate Entrance, Newly Constructed Cement Bridges Throughout the Estate, and More...

ALGODON

FINE WINES

SAN RAFAEL, MENDOZA

GAUCHO GROUP

CATALYSTS FOR GROWTH

KEY INITIATIVES & VALUE DRIVERS

- Added to World's Largest Online Wine Marketplace: VIVINO, Partnership to Specially Promote Our Malbec-Bonarda in 2023
- Launched new Microvinified Black Label Pinot Noir at $64.99 in q4 2022
- New Relationship With Southern Glazer's Wine & Spirits, for Distribution in South Florida
- Added to Vinporter's E-commerce Portfolio, Vinporter to the Wine Retailer Network of Algodon Fine Wines Serves as Warehouse and Distributer for algodonfinewines.com
- In Q3 of 2020, Algodon Fine Wines Launched E-commerce Websites in Both the U.S. And Argentina
- Gaucho Wine Label in the Pipeline

CATALYSTS FOR GROWTH

KEY INITIATIVES & VALUE DRIVERS

- Launched flagship brick-and-mortar retail location in Miami Design District, in Q3 2022
- Gaucho - Buenos Aires presented its Fall 2022 collection at Runway7 for New York Fashion Week, February 2022
- Welcomed new Director of Design Lautaro Garcia de la Peña, in February 2022, to lead Gaucho's creative team, and as the main designer behind Gaucho's debut jewelry collection, expected to launch in 2023
- Launch of e-commerce home & living collection Gaucho Casa, Q1 2022
- Gaucho - Bueno Aires launches storefront on Amazon.com, the world's largest online retailer, in June 2021
- Release of The Lucky Bag, in December 2021, an evergreen silhouette to be carried from season to season, intended to serve as a part of Gaucho's core collection of handbags moving forward

GAUCHO
GROUP
HOLDINGS, INC.
(NASDAQ:VINO)

MARKET CAP
USD 5.7 MILLION


ALGODON
FINE WINES


ALGODON
WINE ESTATES
PRIVATE ESTANCIAS


GAUCHO
BUENOS AIRES


GAUCHO
DEVELOPMENT, SRL


ALGODON
MANSION
BUENOS AIRES


ALGODON
WINE ESTATES
WELLNESS RESORT


GAUCHO CASA
BUENOS AIRES


GOAL

MARIO GABELLI
(Value Investor):

What is the private market value on the company?


Chock full o' Nuts
Since 1932
HEAVENLY
Original
COFFEE
MEDIUM

GAUCHO GROUP HOLDINGS, INC.

GAUCHO GROUP HOLDINGS, INC.

NASDAQ

VINO

A NASDAQ listed VINO can:

- Enable a ROLL UP STRATEGY, to acquire additional brands synergistic with our current holdings
- Utilize stock to participate in partnerships & collaborations
- Scale up our existing businesses
- Create exposure and access to investors all over the world



GAUCHO
GROUP
HOLDINGS, INC.
(NASDAQ:VINO)
Nasdaq
SOMMER DEALS
70% OF TOP 100 BEST PERFORMING IPOs
SALE

EXPOSURE, EXPOSURE, EXPOSURE

GAUCHO GROUP

HOLDINGS, INC.

(NASDAQ:VINO)

2024 ROADSHOW



USA EUROPE

RESEARCH

WHY GAUCHO HOLDINGS?

LUXURY LIFESTYLE BRANDS

- Our existing award-winning luxury brands are already built: the biggest path to execution is done.
- We have proven, scalable business models.
- We are poised to take advantage of the accelerated global growth of e-commerce.
- Buenos Aires lacks presence in the global luxury lifestyle market, but we have been there since 2007.
- We can leverage the arbitrage between the USD and the devalued peso (+ lower cost of goods & labor)
- Roll up strategy to acquire additional luxury brands synergistic with our own to create long term value.










For Additional Information:
Scott Mathis
Gaucho Group Holdings, Inc.
smathis@gauchoholdings.com


ASSETS GALLERY
GAUCHO
GROUP
HOLDINGS, INC.
ALGODON
MALBEC
BONARDA


ALGODON
WINE ESTATES
WELLNESS RESORT

VINEYARD GOLF


ALGODON WINE ESTATES | San Rafael, Mendoza






ALGODON WINE ESTATES | San Rafael, Mendoza

TENNIS
CENTER







CHEZ GASTON
RESTAURANT

2021 Travellers' Choice Tripadvisor

CHEZ GASTON RESTAURANT
2021 TRAVELERS' CHOICE AWARD WINNER, AND IN THE TOP 10% OF RESTAURANTS WORLDWIDE.




PIMA


ALGODON
ALGODON
MALBEC
2012


ALGODON






ALGODON
WINE ESTATES
PRIVATE ESTANCIAS
















ALGODON

*Rendering of existing building once construction is complete.

Winery Expansion


MUR
*Rendering of existing building once construction is complete.
Winery Expansion


*Rendering of existing building once construction is complete.
Winery Expansion


ALGODON
WINE ESTATES
MUR®
2017

*Rendering of existing structure once construction is complete.

Front Gate Upgrade


ALGO
WINE E
MUR® 2017

*Rendering of existing structure once construction is complete.

Front Gate Upgrade


ALGODON
WINE ESTATES
MUR
®
2017
*Rendering of existing structure once construction is complete.

Front Gate Upgrade


ALGODON
MANSION
BUENOS AIRES


ALGODON
MANSION
BUENOS AIRES








GAUCHO CASA
BUENOS AIRES


GAUCHO CASA
BUENOS AIRES


GAUCHO CASA
BUENOS AIRES




GAUCHO CASA
BUENOS AIRES


MAISON
GAUCHO
BUENOS AIRES
BARILOCHE BLISS


GAUCHO
— BUENOS AIRES —




GAUCHO








GAUCHO
BUENOS AIRES













A GAUCHO - BUENOS AIRES
PIECE CAN BE SPOTTED
AT A GLANCE




GAUCHO




BUENOS






GAUCHO

GROUP

HOLDINGS, INC.





ALGODON

THANK YOU